Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1)(iii) of the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that a single joint Schedule 13G and any amendments thereto may be filed on behalf of each of the undersigned with respect to the securities held by each of them in Golden Ocean Group Ltd.  This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13G.

Dated:  July 17, 2017

QUINTANA SHIPPING LTD.

By:		/s/ Eleftherios Papatrifon
	Name:	Eleftherios Papatrifon
	Title:	Director, Chief Executive Officer

QUINTANA SHIPPING INVESTORS LLC

By:		/s/ Paul Cornell
	Name:	Paul Cornell
	Title:	Director

RIVERSTONE QUINTANA SHIPPING HOLDCO, LLC

By	Riverstone/Carlyle Global Energy and Power Fund IV (Cayman), L.P., its managing member

By:	Riverstone/Carlyle Energy Partners IV (Cayman), L.P., its general partner

By:	R/C GP IV Cayman LLC I, its general partner

By:		/s/ Thomas J. Walker
	Name:	Thomas Walker
	Title:	Authorized Person

RIVERSTONE/CARLYLE GLOBAL ENERGY AND POWER FUND IV (CAYMAN), L.P.

By:	Riverstone/Carlyle Energy Partners IV (Cayman), L.P., its general partner

By:	R/C GP IV Cayman LLC I, its general partner

By:		/s/ Thomas J. Walker
	Name:	Thomas Walker
	Title:	Authorized Person

RIVERSTONE/CARLYLE ENERGY PARTNERS IV (CAYMAN), L.P.

By:	R/C GP IV Cayman LLC I, its general partner

By:		/s/ Thomas J. Walker
	Name:	Thomas Walker
	Title:	Authorized Person

R/C GP IV CAYMAN LLC I

By:		/s/ Thomas J. Walker
	Name:	Thomas Walker
	Title:	Authorized Person

RIVERSTONE/CARLYLE ENERGY PARTNERS IV, L.P.

By:	R/C Energy GP IV, LLC, its general partner

By:		/s/ Thomas J. Walker
	Name:	Thomas Walker
	Title:	Authorized Person

R/C ENERGY GP IV, LLC

By:		/s/ Thomas J. Walker
	Name:	Thomas Walker
	Title:	Authorized Person

QSO HOLDCO, LLC

By:	Quintana Ship Owners LLC, its managing member

By:		/s/ Corbin J. Robertson, Jr.
	Name:	Corbin J. Robertson, Jr.
	Title:	President

QUINTANA SHIP OWNERS LLC

By:		/s/ Corbin J. Robertson, Jr.
	Name:	Corbin J. Robertson, Jr.
	Title:	President

QSI HOLDCO, LLC

By:	QSI Holdings, L.P., its managing member

By:	Quintana Capital Group II, L.P., its general partner

By:	Quintana Capital Group GP, Ltd., its general partner

By:		/s/ Corbin J. Robertson, Jr.
	Name:	Corbin J. Robertson, Jr.
	Title:	Managing Partner

QSI HOLDINGS, L.P.

By:	Quintana Capital Group II, L.P., its general partner

By:	Quintana Capital Group GP, Ltd., its general partner

By:		/s/ Corbin J. Robertson, Jr.
	Name:	Corbin J. Robertson, Jr.
	Title:	Managing Partner

QUINTANA CAPITAL GROUP II, L.P.

By:	Quintana Capital Group GP, Ltd., its general partner

By:		/s/ Corbin J. Robertson, Jr.
	Name:	Corbin J. Robertson, Jr.
	Title:	Managing Partner

QUINTANA CAPITAL GROUP GP, LTD.

By:		/s/ Corbin J. Robertson, Jr.
	Name:	Corbin J. Robertson, Jr.
	Title:	Managing Partner

By:		/s/ Corbin J. Robertson, Jr.
	Name:	Corbin J. Robertson, Jr., Individually